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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 13, 2003



                               THE OILGEAR COMPANY
             (Exact name of Registrant as specified in its charter)

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
        WISCONSIN                       000-00822                       39-0514580
(State of Incorporation)        (Commission File Number)     (I.R.S. Employer Identification No.)



         2300 SOUTH 51ST STREET
         POST OFFICE BOX 343924
          MILWAUKEE, WISCONSIN                                     53234-3924
(Address of principal executive offices)                           (Zip Code)


                                 (414) 327-1700
              (Registrant's telephone number, including area code)




                               ------------------


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  See the Exhibit Index following the Signature page of this report, which is incorporated herein by reference.

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED PURSUANT TO ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

         On May 13, 2003, The Oilgear Company announced its loss in the first quarter of 2003 in the press release attached hereto as Exhibit 99.

         The information in this Form 8-K is furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       THE OILGEAR COMPANY

Date:  May 15, 2003
                                       By:      /s/ Thomas J Price
                                          -------------------------------------
                                          Thomas J. Price, Vice President, --
                                          Chief Financial Officer and Secretary




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                               THE OILGEAR COMPANY
                               (THE "REGISTRANT")
                         (COMMISSION FILE NO. 000-00822)

                                  EXHIBIT INDEX
                                       TO
                             FORM 8-K CURRENT REPORT
                          DATE OF REPORT: MAY 13, 2003

EXHIBIT                                                               FILED
NUMBER                     DESCRIPTION                               HEREWITH

     99           Press Release dated May 13, 2003,
                  issued by the Registrant                              X